                                 EXHIBIT (6)(d)

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY
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                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                                  CDSC CLASSES

NAME OF THE FUND

EQUITY FUNDS

Income Equity Fund - Class C Shares
Disciplined Value Fund - Class C Shares
Growth Opportunities Fund - Class C Shares
Equity Index Fund - Class C Shares
Large Company Value Fund - Class C Shares
Asset Allocation Fund - Class C Shares
International Equity Index Fund - Class C Shares
Large Company Growth Fund - Class C Shares
Value Growth Fund - Class C Shares
Small Capitalization Fund - Class C Shares
Investor Aggressive Growth Fund - Class C Shares
Investor Growth Fund - Class C Shares
Investor Growth & Income Fund - Class C Shares
Investor Balanced Fund - Class C Shares
Investor Conservative Growth Fund - Class C Shares

FIXED INCOME FUNDS

Income Bond Fund - Class C Shares
Limited Volatility Bond Fund - Class C Shares
Intermediate Bond Fund - Class C Shares
Government Bond Fund - Class C Shares
Ultra Short-Term Income Fund - Class C Shares
Treasury & Agency Fund - Class C Shares
Income Fund - Class C Shares
Intermediate Tax-Free Bond Fund - Class C Shares
Municipal Income Fund - Class C Shares
Ohio Municipal Bond Fund - Class C Shares
West Virginia Municipal Bond Fund - Class C Shares
Kentucky Municipal Bond Fund - Class C Shares
Arizona Municipal Bond Fund - Class C Shares
Louisiana Municipal Bond Fund - Class C Shares
Investor Fixed Income Fund - Class C Shares
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MONEY MARKET FUNDS

Prime Money Market Fund - Class C Shares
U.S. Treasury Securities Money Market Fund - Class C Shares
Municipal Money Market Fund - Class C Shares
Ohio Municipal Money Market Fund - Class C Shares


THE ONE GROUP(R)                             THE ONE GROUP SERVICES COMPANY


By: /s/ Mark A. Dillon                       By: /s/ Mark S. Redman
   ----------------------                       ----------------------
   *Mark A. Dillon                              *Mark S. Redman

Date:     8/21/97                            Date:    8/21/97
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